                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D. C. 20549

                                   FORM N-CSRS

Investment Company Act file number 811-07855

                         SCUDDER AGGRESSIVE GROWTH FUND
                         ------------------------------
               (Exact Name of Registrant as Specified in Charter)

                  222 South Riverside Plaza, Chicago, IL 60606
                  --------------------------------------------
               (Address of Principal Executive Offices) (Zip Code)

        Registrant's Telephone Number, including Area Code: (617) 295-2663
                                                            --------------

                               Salvatore Schiavone
                             Two International Place
                           Boston, Massachusetts 02110
                     ---------------------------------------
                     (Name and Address of Agent for Service)

Date of fiscal year end:        9/30

Date of reporting period:       3/31/2004

ITEM 1.  REPORT TO STOCKHOLDERS

[Scudder Investments logo]

Scudder Aggressive Growth Fund

Semiannual Report to Shareholders

March 31, 2004

Contents

<Click Here> Performance Summary

<Click Here> Portfolio Management Review

<Click Here> Portfolio Summary

<Click Here> Investment Portfolio

<Click Here> Financial Statements

<Click Here> Financial Highlights

<Click Here> Notes to Financial Statements

<Click Here> Account Management Resources

<Click Here> Privacy Statement

This report must be preceded or accompanied by a prospectus. To obtain a prospectus for any of our funds, refer to the Account Management Resources information provided in the back of this booklet. We advise you to consider the fund's objectives, risks, charges and expenses carefully before investing. The prospectus contains this and other important information about the fund. Please read the prospectus carefully before you invest.

Investments in mutual funds involve risk. Some funds have more risk than others. This fund is subject to stock market risk meaning stocks in the fund may decline in value for extended periods of time due to the activities and financial prospects of individual companies, or due to general economic conditions. It is non-diversified and can take larger positions in fewer companies, increasing its overall potential risk. Please read this fund's prospectus for specific details regarding its investments and risk profile.

Scudder Investments is part of Deutsche Asset Management, which is the marketing name in the US for the asset management activities of Deutsche Bank AG, Deutsche Investment Management Americas Inc., Deutsche Asset Management Inc., Deutsche Asset Management Investment Services Ltd., Deutsche Bank Trust Company Americas and Scudder Trust Company.

Fund shares are not FDIC-insured and are not deposits or other obligations of, or guaranteed by, any bank. Fund shares involve investment risk, including possible loss of principal.

Performance Summary March 31, 2004

All performance shown is historical, assumes reinvestment of all dividends and capital gains, and does not guarantee future results. Investment return and principal value fluctuate with changing market conditions so that, when redeemed, shares may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted. Please visit scudder.com for the product's most recent month-end performance.

The maximum sales charge for Class A shares is 5.75%. For Class B shares, the maximum contingent deferred sales charge (CDSC) is 4% within the first year after purchase, declining to 0% after six years. Class C shares have no adjustment for front-end sales charges but redemptions within one year of purchase may be subject to a CDSC of 1%. Unadjusted returns do not reflect sales charges and would have been lower if they had. Class I shares are not subject to sales charges.

Returns during the periods shown reflect a fee waiver and/or expense reimbursement. Without this waiver/reimbursement, returns would have been lower.

Performance figures do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Returns and rankings may differ by share class.

Average Annual Total Returns (Unadjusted for Sales Charge) as of 3/31/04
Scudder Aggressive Growth Fund	6-Month++	1-Year	3-Year	5-Year	Life of Class*
Class A	8.40%	33.09%	-4.26%	-1.39%	5.14%
Class B	7.93%	31.92%	-5.08%	-2.29%	4.22%
Class C	7.95%	31.99%	-5.06%	-2.34%	4.20%
Russell 3000 Growth Index+	11.84%	34.15%	-1.22%	-5.53%	4.57%
S&P 500 Index++	14.08%	35.12%	.63%	-1.20%	7.55%

Scudder Aggressive Growth Fund	6-Month++	1-Year	Life of Class**
Class I	9.32%	34.63%	-2.08%
Russell 3000 Growth Index+	11.84%	34.15%	-1.93%
S&P 500 Index++	14.08%	35.12%	1.21%

Sources: Lipper Inc. and Deutsche Investment Management Americas Inc.

++ Total returns shown for periods less than one year are not annualized.
* The Fund commenced operations on December 31, 1996. Index returns begin December 31, 1996.
** Class I shares commenced operations on December 3, 2001. Index returns begin November 30, 2001.

Net Asset Value
	Class A	Class B	Class C	Class I
Net Asset Value: 3/31/04	$ 12.91	$ 12.11	$ 12.09	$ 13.14
9/30/03	$ 11.91	$ 11.22	$ 11.20	$ 12.02

Class A Lipper Rankings - Multi-Cap Growth Funds Category as of 3/31/04
Period	Rank		Number of Funds Tracked	Percentile Ranking
1-Year	325	of	422	77
3-Year	261	of	340	77
5-Year	87	of	191	46

Source: Lipper Inc. Rankings are historical and do not guarantee future results. Rankings are based on total return unadjusted for sales charges with distributions reinvested. If sales charges had been included, results might have been less favorable. Rankings are for Class A shares; other share classes may vary.

Growth of an Assumed $10,000 Investment (Adjusted for Maximum Sales Charge)
[] Scudder Aggressive Growth Fund - Class A [] Russell 3000 Growth Index+ [] S&P 500 Index++

Yearly periods ended March 31

The Fund's growth of an assumed $10,000 investment is adjusted for the maximum sales charge of 5.75%. This results in a net initial investment of $9,425.

The growth of $10,000 is cumulative.

* The Fund commenced operations on December 31, 1996. Index returns begin December 31, 1996.

Comparative Results (Adjusted for Maximum Sales Charge) as of 3/31/04
Scudder Aggressive Growth Fund		1-Year	3-Year	5-Year	Life of Class*
Class A	Growth of $10,000	$12,544	$8,272	$8,786	$13,550
	Average annual total return	25.44%	-6.13%	-2.56%	4.28%
Class B	Growth of $10,000	$12,892	$8,381	$8,818	$13,496
	Average annual total return	28.92%	-5.72%	-2.48%	4.22%
Class C	Growth of $10,000	$13,199	$8,556	$8,885	$13,474
	Average annual total return	31.99%	-5.06%	-2.34%	4.20%
Russell 3000 Growth Index+	Growth of $10,000	$13,415	$9,638	$7,522	$13,828
	Average annual total return	34.15%	-1.22%	-5.53%	4.57%
S&P 500 Index++	Growth of $10,000	$13,512	$10,191	$9,414	$16,947
	Average annual total return	35.12%	.63%	-1.20%	7.55%

Scudder Aggressive Growth Fund		1-Year	Life of Class**
Class I	Growth of $10,000	$13,463	$9,522
	Average annual total return	34.63%	-2.08%
Russell 3000 Growth Index+	Growth of $10,000	$13,415	$9,555
	Average annual total return	34.15%	-1.93%
S&P 500 Index++	Growth of $10,000	$13,512	$10,284
	Average annual total return	35.12%	1.21%

The growth of $10,000 is cumulative.

* The Fund commenced operations on December 31, 1996. Index returns begin December 31, 1996.
** Class I shares commenced operations on December 3, 2001. Index returns begin November 30, 2001.
+ The Russell 3000 Growth Index is an unmanaged index that measures the performance of those Russell 3000 companies with higher price-to-book ratios and higher forecasted growth values.
++ The Standard & Poor's (S&P) 500 Index is a capitalization-weighted index of 500 stocks. The index is designed to measure performance of the broad domestic economy through changes in the aggregate market value of 500 stocks representing all major industries.
Index returns assume reinvestment of dividends and, unlike Fund returns, do not reflect any fees or expenses. It is not possible to invest directly into an index.

Portfolio Management Review

In the following interview, Portfolio Managers Audrey M.T. Jones and Samuel A. Dedio discuss Scudder Aggressive Growth Fund's strategy and the market environment during the six-month period ended March 31, 2004.

Q: How did the US stock market perform during the semiannual period?

A: The past six months brought a positive backdrop for the stock market, continuing the rally that began in March of 2003. First, the economy continued to stage an impressive recovery from the post-bubble recession. Gross domestic product (the total market value of all goods and services produced in the United States) rose 4.1% in the fourth calendar quarter of 2003, which followed the 8.2% growth registered in the third quarter. The continuation of the recovery helped fuel the ongoing rebound in corporate earnings and raised expectations that full-year earnings for 2004 will be strong as well. In addition, the fact that inflation pressures remained muted enabled both the US Federal Reserve and other central banks around the world to maintain accommodative, growth-oriented interest rate policies. These factors, in combination, enabled the US stock market to post strong returns for the full period.

The semiannual period was not without challenges, however. After producing steady gains from October through mid-January, the market faltered in the latter half of the first quarter. Concerns about an increasingly uncertain outlook for the US economy and the resurgence of geopolitical turmoil prompted investors to take profits in areas that had performed well in 2003. However, stocks staged a comeback in the final two weeks of the period as terrorism concerns dissipated and bargain hunters moved in to take advantage of the sell-off.

Overall, the market environment for the full six months provided a continued positive environment for growth stocks. But in contrast to the second and third quarters of last year, the group as a whole underperformed value stocks across all market capitalizations. Mid-cap stocks outperformed their large-cap counterparts for the period, while small caps outperformed both groups. Investors continued to be rewarded for moving down the capitalization spectrum.

Q: How did the fund perform in relation to its benchmark and its peer group?

A: For the six-month period ended March 31, 2004, the fund returned 8.40%. (Fund return is for Class A shares unadjusted for sales charges. If sales charges had been included, return would have been lower. Past performance is no guarantee of future results. Please see pages 3 through 5 for performance of other share classes and more complete performance information.) This represented underperformance with respect to both the 11.84% total return of the fund's benchmark - the Russell 3000 Growth Index - and the 13.71% average return of the 426 funds in the Lipper Multi-Cap Growth Funds category.1

1 The Lipper Multi-Cap Growth Funds category represents funds that invest in a variety of market capitalization ranges without concentrating 75% of their equity assets in any one market capitalization range over an extended period. Multi-cap growth funds normally invest in companies with long-term earnings that are expected to grow significantly faster than the earnings of the stocks represented in a major unmanaged stock index. These funds will normally have an above-average price-to-earnings ratio and 3-year earnings growth figure, compared with the US diversified multi-cap funds equity universe.

We are displeased with the fund's recent relative performance. However, we feel it is important to measure performance from a longer-term perspective than is afforded by a six-month interval. This importance becomes apparent when we review the primary reasons for underperformance: our focus on higher-quality stocks and our underweight position in the smallest, most speculative companies in the market.2 In managing the fund, we strive to invest in companies with above-average growth prospects and reasonable valuations. More specifically, we use fundamental research to identify companies with innovative products, leading or dominant market positions, a high rate of return on invested capital and the ability to finance the majority of their growth through internal sources (rather than taking on debt or selling more equity). This means that we avoid lower-quality and heavily indebted companies, micro caps and stocks selling for less than $5 per share.

2 "Underweight" means a fund holds a lower sector or company weighting than the benchmark index. "Overweight" means a fund holds a higher weighting than the benchmark.

During the reporting period, these types of lower-quality companies outperformed. While this will often be the case at times when the economy and stock market are recovering from a downturn, this type of market environment is usually short-lived and does not reward those who attempt to chase the performance of lower-tier stocks. Investing in lower-quality companies, even for the short term, would mean exposing the fund to excessive risk. Therefore, we believe the best way to generate long-term outperformance is by using a disciplined investment style to identify higher-quality companies. We anticipate that our approach will prove effective when measured over a multi-year period.

Q: What other factors hurt performance during the period?

A: The biggest drag on performance was the fund's holdings in the health care sector. In addition, the fund was underweight in the equipment and services area, which performed better than the health care sector as a whole. Finally, the fund was not helped by its overweight in the underperforming pharmaceuticals industry. We are taking steps to adjust this positioning by bringing the fund's subsector weightings more closely in line with those of the benchmark. The worst-performing holding in health care was Biovail, which was also the largest negative individual contributor. (As of March 31, 2004, our position in Biovail was sold.)

Performance also was hurt by stock selection within industrials. Here, performance in the commercial services subgroup was weighed down by holdings in private secondary-education stocks such as ITT Educational Services, Inc. and Corinthian Colleges, Inc. Both performed well in the 2003 calendar year but lagged in the first quarter of 2004 when it was announced that ITT was being investigated by the Securities and Exchange Commission and the US Justice Department for submitting false information to the federal government to secure grants and financial aid payments. We continue to hold positions in these stocks, believing that they will be supported in the long term by the continued strength of their earnings.

QLogic Corp., a semiconductor company, provided another significant disappointment. When it announced an earnings miss on the final day of the quarter, its stock declined.

Q: What were some of your decisions that helped performance?

A: Our stock selection in the consumer discretionary area was favorable, which was a positive given the sector's large representation in the mid-cap benchmark. Our second-largest individual contributor was Chico's FAS, Inc., a specialty retailer of women's fashions. The company's Chico's brand targets the 35-and-up age-group, while its new brand - Pazo - targets women 25-40 years old. Chico's is becoming increasingly popular and is experiencing earnings growth well above its peer-group average. The company has beaten earnings estimates for the past three quarters, and analyst estimates for the upcoming quarter and year have been rising.

We also received strong performance from our position in GTECH Holdings Corp., which operates on-line lottery systems and supplies equipment and services to lottery authorities in the United States and overseas. This was the third most significant contributor to performance. Given that states are suffering heavy budget shortfalls and need to close the gap, many have turned to lotteries as an alternative to raising taxes. As a result, GTECH has benefited from higher revenues and expanding profits, and its stock rose over the course of the semiannual period.

The top individual contributor was Harman International Industries, Inc., which makes an "infotainment" system for automobiles that allows them to run DVD players and global positioning systems (GPS). More cars are being produced with one or both of these features. For instance, BMW used to make these technologies available only in its 7-Series, but they now can be added to the 5-Series as well. Harman also supplies its system to the Mercedes E Class, the Audi 8 and the Porsche Cayenne. On the domestic front, Chrysler is offering Harman's system as an option on the Dodge Ram pickup. Consumer preference for both the GPS and DVD options is rising rapidly, and Harman has been well-positioned to capitalize on the trend.

On a sector basis, we also benefited from strong stock selection and an overweight position in technology. And in telecommunications services, our one holding, Nextel Partners, Inc., outpaced its telecom services peers in the benchmark during the period. This had only a limited impact on relative performance, given that the sector makes up less than 1% of the benchmark.

Q: How is the fund positioned with respect to market capitalizations?

A: Market cap weightings are the result of our specific company analysis, not our views on the relative merits of size. Having said that, we expect that opportunities will become more prevalent in the large-cap area, given the current stage of the economic cycle. At the beginning of a recovery, investors tend to gravitate toward smaller stocks. We saw this trend at work last year. But as the recovery matures, larger companies tend to experience more substantial gains in their earnings results.

Q: Are you still finding investment opportunities even after the strong market rally of the past year?

A: Yes. One benefit of being able to invest in stocks of any market capitalization is having the option to select from a wide range of companies. We continue to add to the fund's positions in the consumer sector as well as areas that can benefit from rising capital spending by corporations, namely the technology and industrial sectors. We maintain a modest overweight in all of these areas.

We believe that the return to a more rational market environment is inevitable. When this occurs, those who focus on fundamental research and individual stock selection are likely to be rewarded. As a result, we are not changing our approach by investing in smaller, more speculative companies. Although the fund's relative performance was not strong when viewed within the short, six-month time frame, we are confident in the long-term potential benefits of our investment approach.

The views expressed in this report reflect those of the portfolio managers only through the end of the period of the report as stated on the cover. The managers' views are subject to change at any time based on market and other conditions and should not be construed as a recommendation.

Portfolio Summary March 31, 2004

Asset Allocation	3/31/04	9/30/03

Common Stocks	100%	95%
Cash Equivalents	-	5%
	100%	100%

Sector Diversification (Excludes Cash Equivalents)	3/31/04	9/30/03

Information Technology	34%	30%
Health Care	21%	23%
Consumer Discretionary	18%	12%
Financials	9%	9%
Industrials	7%	11%
Energy	4%	4%
Consumer Staples	3%	9%
Materials	2%	1%
Telecommunication Services	2%	1%
	100%	100%

Asset allocation and sector diversification are subject to change.

Ten Largest Equity Holdings at March 31, 2004 (26.5% of Portfolio)
1. Corinthian Colleges, Inc. Provider of higher education	3.3%
2. Vishay Intertechnology, Inc. Manufacturer of electronic components	3.0%
3. Cisco Systems, Inc. Developer of computer network products	2.8%
4. Cognos, Inc. Software manufacturer and distributor	2.8%
5. Harman International Industries, Inc. Manufacturer of high fidelity audio and video components	2.7%
6. Teva Pharmaceutical Industries Ltd. (ADR) Producer of pharmaceutical and veterinary products	2.5%
7. Amgen, Inc. Developer of pharmaceuticals	2.4%
8. Medtronic, Inc. Manufacturer of cardiac pacemakers	2.4%
9. Rowan Companies, Inc. Contractor of drilling oil and gas wells	2.3%
10. Pfizer, Inc. Manufacturer of prescription pharmaceuticals and non-prescription self-medications	2.3%

Portfolio holdings are subject to change.

For more complete details about the Fund's investment portfolio, see page 14. A quarterly Fact Sheet is available upon request. Information concerning portfolio holdings of the Fund as of month end is available upon request on the 16th day of following month. Please see the Account Management Resources section for contact information.

Investment Portfolio as of March 31, 2004 (Unaudited)

	Shares	Value ($)

Common Stocks 99.7%
Consumer Discretionary 18.4%
Automobiles 1.4%
Thor Industries, Inc.	72,400	1,944,664
Hotels Restaurants & Leisure 5.3%
Alliance Gaming Corp.*	89,800	2,885,274
GTECH Holdings Corp.	51,700	3,057,538
The Cheesecake Factory, Inc.*	30,300	1,397,739
		7,340,551
Household Durables 4.9%
Harman International Industries, Inc.	47,000	3,741,200
Tempur-Pedic International, Inc.*	194,600	3,043,544
		6,784,744
Media 1.0%
Entercom Communications Corp.*	31,100	1,407,897
Specialty Retail 3.7%
Advance Auto Parts, Inc.*	54,400	2,212,448
Chico's FAS, Inc.*	64,100	2,974,240
		5,186,688
Textiles, Apparel & Luxury Goods 2.1%
Columbia Sportswear Co.*	53,400	2,960,496
Consumer Staples 2.7%
Beverages 1.1%
Constellation Brands, Inc. "A"*	49,500	1,588,950
Food Products 1.6%
Dean Foods Co.*	64,650	2,159,310
Energy 3.6%
Energy Equipment & Services
BJ Services Co.*	40,800	1,765,416
Rowan Companies, Inc.*	155,100	3,271,059
		5,036,475
Financials 9.3%
Consumer Finance 1.1%
Providian Financial Corp.*	115,000	1,506,500
Diversified Financial Services 8.2%
Ameritrade Holding Corp.*	175,600	2,704,240
Chicago Mercantile Exchange	15,000	1,451,100
Citigroup, Inc.	30,200	1,561,340
Investment Technology Group, Inc.*	126,200	1,930,860
Investors Financial Services Corp.	70,000	2,892,400
LaBranche & Co., Inc.	84,700	949,487
		11,489,427
Health Care 21.4%
Biotechnology 7.3%
Amgen, Inc.*	57,500	3,344,775
Gilead Sciences, Inc.*	51,400	2,866,578
Martek Biosciences Corp.*	42,500	2,422,500
MedImmune, Inc.*	66,000	1,523,280
		10,157,133
Health Care Equipment & Supplies 2.7%
Kinetic Concepts, Inc.*	9,100	408,135
Medtronic, Inc.	69,005	3,294,989
		3,703,124
Health Care Providers & Services 2.9%
Cardinal Health, Inc.	31,200	2,149,680
WellPoint Health Networks, Inc.*	17,000	1,933,240
		4,082,920
Pharmaceuticals 8.5%
Eli Lilly & Co.	45,200	3,023,880
Johnson & Johnson	41,100	2,084,592
Pfizer, Inc.	90,400	3,168,520
Teva Pharmaceutical Industries Ltd. (ADR)	55,500	3,519,255
		11,796,247
Industrials 7.2%
Airlines 1.5%
SkyWest, Inc.	105,100	2,022,124
Commercial Services & Supplies 4.5%
Corinthian Colleges, Inc.*	139,500	4,611,870
ITT Educational Services, Inc.*	52,800	1,647,360
		6,259,230
Road & Rail 1.2%
Swift Transportation Co., Inc.*	100,200	1,720,434
Information Technology 33.5%
Communications Equipment 4.2%
Cisco Systems, Inc.*	166,500	3,916,080
QLogic Corp.*	58,400	1,927,784
		5,843,864
Computers & Peripherals 4.8%
Dell, Inc.*	72,900	2,450,898
EMC Corp.*	165,300	2,249,733
Network Appliance, Inc.*	92,000	1,973,400
		6,674,031
Electronic Equipment & Instruments 4.6%
Jabil Circuit, Inc.*	77,200	2,271,996
Vishay Intertechnology, Inc.*	195,100	4,163,434
		6,435,430
IT Consulting & Services 2.0%
Paychex, Inc.	80,000	2,848,000
Semiconductors & Semiconductor Equipment 12.1%
Applied Micro Circuits Corp.*	523,800	3,011,850
Linear Technology Corp.	61,700	2,284,134
Microchip Technology, Inc.	56,850	1,509,936
National Semiconductor Corp.*	54,200	2,408,106
Novellus Systems, Inc.*	50,400	1,602,216
Teradyne, Inc.*	126,200	3,007,346
Texas Instruments, Inc.	102,900	3,006,738
		16,830,326
Software 5.8%
Cognos, Inc.*	124,100	3,854,546
Intuit, Inc.*	65,400	2,935,152
VERITAS Software Corp.*	47,500	1,278,225
		8,067,923
Materials 2.2%
Containers & Packaging 1.2%
Packaging Corp. of America	76,000	1,714,560
Metals & Mining 1.0%
United States Steel Corp.	37,100	1,382,717
Telecommunication Services 1.4%
Wireless Telecommunication Services
Nextel Partners, Inc. "A"*	155,600	1,969,896
Total Common Stocks (Cost $114,195,297)		138,913,661

Cash Equivalents 0.3%
Scudder Cash Management QP Trust 1.10% (b) (Cost $443,580)	443,580	443,580
Total Investments - 100.0% (Cost $114,638,877) (a)		139,357,241

* Non-income producing security.
(a) The cost for federal income tax purposes was $114,638,877. At March 31, 2004, net unrealized appreciation for all securities based on tax cost was $24,718,364. This consisted of aggregate gross unrealized appreciation for all securities in which there was an excess of value over tax cost of $28,272,736 and aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over value of $3,554,372.
(b) Scudder Cash Management QP Trust is also managed by Deutsche Investment Management Americas Inc. The rate shown is the annualized seven-day yield at period end.

The accompanying notes are an integral part of the financial statements.

Financial Statements

Statement of Assets and Liabilities as of March 31, 2004 (Unaudited)
Assets
Investments: Investments in securities, at value (cost $114,195,297)	$ 138,913,661
Investment in Scudder Cash Management QP Trust (cost $443,580)	443,580
Total Investments in securities, at value (cost $114,638,877)	139,357,241
Receivable for investments sold	1,108,474
Dividends receivable	22,664
Interest receivable	2,483
Receivable for Fund shares sold	106,658
Other assets	25,005
Total assets	140,622,525
Liabilities
Payable for Fund shares redeemed	529,317
Accrued management fee	70,746
Other accrued expenses and payables	347,579
Total liabilities	947,642
Net assets, at value	$ 139,674,883
Net Assets
Net assets consist of: Accumulated net investment loss	(1,207,168)
Net unrealized appreciation (depreciation) on investments	24,718,364
Accumulated net realized gain (loss)	(104,379,173)
Paid-in capital	220,542,860
Net assets, at value	$ 139,674,883

The accompanying notes are an integral part of the financial statements.

Statement of Assets and Liabilities as of March 31, 2004 (Unaudited) (continued)
Net Asset Value
Class A Shares Net Asset Value and redemption price per share ($77,882,173 / 6,032,279 shares outstanding of beneficial interest, $.01 par value, unlimited number of shares authorized)	$ 12.91
Maximum offering price per share (100 / 94.25 of $12.91)	$ 13.70
Class B Shares
Net Asset Value, offering and redemption price (subject to contingent deferred sales charge) per share ($41,221,324 / 3,403,633 shares outstanding of beneficial interest, $.01 par value, unlimited number of shares authorized)
$ 12.11
Class C Shares
Net Asset Value, offering and redemption price (subject to contingent deferred sales charge) per share ($20,564,252 / 1,701,105 shares outstanding of beneficial interest, $.01 par value, unlimited number of shares authorized)
$ 12.09
Class I Shares Net Asset Value, offering and redemption price per share ($7,134 / 543 shares outstanding of beneficial interest, $.01 par value, unlimited number of shares authorized)	$ 13.14

The accompanying notes are an integral part of the financial statements.

Statement of Operations for the six months ended March 31, 2004 (Unaudited)
Investment Income
Income: Dividends (net of foreign taxes withheld of $1,829)	$ 225,515
Interest - Scudder Cash Management QP Trust	14,132
Total Income	239,647
Expenses: Management fee	497,682
Services to shareholders	435,098
Custodian	4,650
Distribution service fees	421,758
Auditing	21,045
Legal	2,196
Trustees' fees and expenses	14,037
Reports to shareholders	29,200
Registration fees	27,470
Other	855
Total expenses, before expense reductions	1,453,991
Expense reductions	(10,337)
Total expenses, after expense reductions	1,443,654
Net investment income (loss)	(1,204,007)
Realized and Unrealized Gain (Loss) on Investment Transactions
Net realized gain (loss) from investments	6,482,208
Net unrealized appreciation (depreciation) during the period on investments	6,147,147
Net gain (loss) on investment transactions	12,629,355
Net increase (decrease) in net assets resulting from operations	$ 11,425,348

The accompanying notes are an integral part of the financial statements.

Statement of Changes in Net Assets
	Six Months Ended March 31, 2004 (Unaudited)	Year Ended September 30, 2003
Operations: Net investment income (loss)	$ (1,204,007)	$ (1,720,020)
Net realized gain (loss) on investment transactions	6,482,208	(81,627,015)
Net unrealized appreciation (depreciation) on investment transactions during the period	6,147,147	123,039,899
Net increase (decrease) in net assets resulting from operations	11,425,348	39,692,864
Fund share transactions: Proceeds from shares sold	22,951,671	44,301,858
Cost of shares redeemed	(33,750,201)	(58,299,695)
Net increase (decrease) in net assets from Fund share transactions	(10,798,530)	(13,997,837)
Increase (decrease) in net assets	626,818	25,695,027
Net assets at beginning of period	139,048,065	113,353,038
Net assets at end of period (including accumulated net investment loss of $1,207,168 and $3,161, respectively)	$ 139,674,883	$ 139,048,065

The accompanying notes are an integral part of the financial statements.

Financial Highlights

Class A
Years Ended September 30,	2004[a]	2003	2002	2001	2000	1999
Selected Per Share Data
Net asset value, beginning of period	$ 11.91	$ 8.63	$ 11.34	$ 22.88	$ 15.42	$ 10.98
Income (loss) from investment operations: Net investment income (loss)[b]	(.08)	(.11)	(.08)	.04	(.00)[c]	(.11)
Net realized and unrealized gain (loss) on investment transactions	1.08	3.39	(2.63)	(11.41)	7.46	4.55
Total from investment operations	1.00	3.28	(2.71)	(11.37)	7.46	4.44
Less distributions from: Net realized gains on investment transactions	-	-	-	(.17)	-	-
Net asset value, end of period	$ 12.91	$ 11.91	$ 8.63	$ 11.34	$ 22.88	$ 15.42
Total Return (%)[d]	8.40**	38.01	(23.90)	(49.95)	48.38	40.44[e]
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	78	75	59	86	142	40
Ratio of expenses before expense reductions (%)	1.54*	1.43	1.27	1.51[f]	1.40	1.59
Ratio of expenses after expense reductions (%)	1.54*	1.43	1.27	1.51[f]	1.40	1.30
Ratio of net investment income (loss) (%)	(1.21)*	(1.01)	(.62)	.21	(.01)	(.81)
Portfolio turnover rate (%)	56*	124	41	44	101	125
[a] For the six months ended March 31, 2004 (Unaudited).
[b] Based on average shares outstanding during the period.
[c] Amount is less than $0.005 per share.
[d] Total return does not reflect the effect of any sales charges.
[e] Total return would have been lower had certain expenses not been reduced.
[f] The ratio of operating expenses excluding costs incurred in connection with a fund complex reorganization before and after expense reductions was 1.47%.
* Annualized
** Not annualized

Class B
Years Ended September 30,	2004[a]	2003	2002	2001	2000	1999
Selected Per Share Data
Net asset value, beginning of period	$ 11.22	$ 8.20	$ 10.86	$ 22.14	$ 15.06	$ 10.83
Income (loss) from investment operations: Net investment income (loss)[b]	(.13)	(.18)	(.16)	(.12)	(.20)	(.24)
Net realized and unrealized gain (loss) on investment transactions	1.02	3.20	(2.50)	(10.99)	7.28	4.47
Total from investment operations	.89	3.02	(2.66)	(11.11)	7.08	4.23
Less distributions from: Net realized gains on investment transactions	-	-	-	(.17)	-	-
Net asset value, end of period	$ 12.11	$ 11.22	$ 8.20	$ 10.86	$ 22.14	$ 15.06
Total Return (%)[c]	7.93d**	36.83	(24.49)	(50.45)	47.01	39.06[d]
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	41	42	36	55	98	28
Ratio of expenses before expense reductions (%)	2.58*	2.22	2.08	2.48[e]	2.33	2.77
Ratio of expenses after expense reductions (%)	2.52*	2.22	2.08	2.48[e]	2.32	2.17
Ratio of net investment income (loss) (%)	(2.20)*	(1.80)	(1.43)	(.75)	(.95)	(1.68)
Portfolio turnover rate (%)	56*	124	41	44	101	125
[a] For the six months ended March 31, 2004 (Unaudited).
[b] Based on average shares outstanding during the period.
[c] Total return does not reflect the effect of any sales charges.
[d] Total return would have been lower had certain expenses not been reduced.
[e] The ratio of operating expenses excluding costs incurred in connection with a fund complex reorganization before and after expense reductions was 2.41%.
* Annualized
** Not annualized

Class C
Years Ended September 30,	2004[a]	2003	2002	2001	2000	1999
Selected Per Share Data
Net asset value, beginning of period	$ 11.20	$ 8.18	$ 10.83	$ 22.11	$ 15.06	$ 10.84
Income (loss) from investment operations: Net investment income (loss)[b]	(.13)	(.17)	(.16)	(.15)	(.22)	(.25)
Net realized and unrealized gain (loss) on investment transactions	1.02	3.19	(2.49)	(10.96)	7.27	4.47
Total from investment operations	.89	3.02	(2.65)	(11.11)	7.05	4.22
Less distributions from: Net realized gains on investment transactions	-	-	-	(.17)	-	-
Net asset value, end of period	$ 12.09	$ 11.20	$ 8.18	$ 10.83	$ 22.11	$ 15.06
Total Return (%)[c]	7.95**	36.92	(24.47)	(50.52)	46.81	38.93[d]
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	21	21	15	19	27	7
Ratio of expenses before expense reductions (%)	2.48*	2.20	2.06	2.62[e]	2.44	2.96
Ratio of expenses after expense reductions (%)	2.48*	2.20	2.06	2.62[e]	2.43	2.30
Ratio of net investment income (loss) (%)	(2.15)*	(1.78)	(1.41)	(.92)	(1.05)	(1.81)
Portfolio turnover rate (%)	56*	124	41	44	101	125
[a] For the six months ended March 31, 2004 (Unaudited).
[b] Based on average shares outstanding during the period.
[c] Total return does not reflect the effect of any sales charges.
[d] Total return would have been lower had certain expenses not been reduced.
[e] The ratio of operating expenses excluding costs incurred in connection with a fund complex reorganization before and after expense reductions was 2.57%.
* Annualized
** Not annualized

Class I
Years Ended September 30,	2004[a]	2003	2002[b]
Selected Per Share Data
Net asset value, beginning of period	$ 12.02	$ 8.68	$ 13.65
Income (loss) from investment operations: Net investment income (loss)[c]	(.05)	(.04)	(.00)[d]
Net realized and unrealized gain (loss) on investment transactions	1.17	3.38	(4.97)
Total from investment operations	1.12	3.34	(4.97)
Net asset value, end of period	$ 13.14	$ 12.02	$ 8.68
Total Return (%)	9.32e**	38.48	(36.41)**
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	.007	.009	4
Ratio of expenses before expense reductions(%)	2.33*	.82	.63*
Ratio of expenses after expense reductions(%)	1.02*	.82	.63*
Ratio of net investment income (loss) (%)	(.69)*	(.40)	(.03)*
Portfolio turnover rate (%)	56*	124	41
[a] For the six months ended March 31, 2004 (Unaudited).
[b] For the period December 3, 2001 (commencement of operations of Class I shares) to September 30, 2002.
[c] Based on average shares outstanding during the period.
[d] Amount is less than $.005 per share.
[e] Total return would have been lower had certain expenses not been reduced.
* Annualized
** Not annualized

Notes to Financial Statements (Unaudited)

A. Significant Accounting Policies

Scudder Aggressive Growth Fund (the "Fund") is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end, non-diversified management investment company organized as a Massachusetts business trust.

The Fund offers multiple classes of shares which provide investors with different purchase options. Class A shares are offered to investors subject to an initial sales charge. Class B shares are offered without an initial sales charge but are subject to higher ongoing expenses than Class A shares and a contingent deferred sales charge payable upon certain redemptions. Class B shares automatically convert to Class A shares six years after issuance. Class C shares are offered without an initial sales charge but are subject to higher ongoing expenses than Class A shares and a contingent deferred sales charge payable upon certain redemptions within one year of purchase. Prior to March 1, 2004, Class C shares were offered with an initial sales charge. Class C shares do not convert into another class. Class I shares are offered to a limited group of investors, are not subject to initial or contingent deferred sales charges and have lower ongoing expenses than other classes.

Investment income, realized and unrealized gains and losses, and certain fund-level expenses and expense reductions, if any, are borne pro rata on the basis of relative net assets by the holders of all classes of shares, except that each class bears certain expenses unique to that class such as distribution service fees and certain other class-specific expenses. Differences in class-level expenses may result in payment of different per share dividends by class. All shares of the Fund have equal rights with respect to voting subject to class-specific arrangements.

The Fund's financial statements are prepared in accordance with accounting principles generally accepted in the United States of America, which require the use of management estimates. Actual results could differ from those estimates. The policies described below are followed consistently by the Fund in the preparation of its financial statements.

Security Valuation. Investments are stated at value determined as of the close of regular trading on the New York Stock Exchange on each day the exchange is open for trading. Equity securities are valued at the most recent sale price or official closing price reported on the exchange (US or foreign) or over-the-counter market on which the security is traded most extensively. Securities for which no sales are reported are valued at the calculated mean between the most recent bid and asked quotations on the relevant market or, if a mean cannot be determined, at the most recent bid quotation.

Money market instruments purchased with an original or remaining maturity of sixty days or less, maturing at par, are valued at amortized cost. Investments in open-end investment companies and Scudder Cash Management QP Trust are valued at their net asset value each business day.

Securities and other assets for which market quotations are not readily available or for which the above valuation procedures are deemed not to reflect fair value are valued in a manner that is intended to reflect their fair value as determined in accordance with procedures approved by the Trustees.

Federal Income Taxes. The Fund's policy is to comply with the requirements of the Internal Revenue Code, as amended, which are applicable to regulated investment companies and to distribute all of its taxable income to its shareholders. Accordingly, the Fund paid no federal income taxes and no federal income tax provision was required.

At September 30, 2003, the Fund had a net tax basis capital loss carryforward of approximately $46,970,500, which may be applied against any realized net taxable capital gains of each succeeding year until fully utilized or until September 30, 2009 ($1,684,300), September 30, 2010 ($14,258,200) and September 30, 2011 ($31,028,000), the respective expiration dates, whichever occurs first.

In addition, from November 1, 2002 through September 30, 2003, the Fund incurred approximately $63,891,000 of net realized capital losses. As permitted by tax regulations, the Fund intends to elect to defer these losses and treat them as arising in the fiscal year ended September 30, 2004.

Distribution of Income and Gains. Distributions of net investment income, if any, are made annually. Net realized gains from investment transactions, in excess of available capital loss carryforwards, would be taxable to the Fund if not distributed, and, therefore, will be distributed to shareholders at least annually.

The timing and characterization of certain income and capital gains distributions are determined annually in accordance with federal tax regulations which may differ from accounting principles generally accepted in the United States of America. As a result, net investment income (loss) and net realized gain (loss) on investment transactions for a reporting period may differ significantly from distributions during such period. Accordingly, the Fund may periodically make reclassifications among certain of its capital accounts without impacting the net asset value of the Fund.

The tax character of current year distributions, if any, will be determined at the end of the current fiscal year.

Other. Investment transactions are accounted for on a trade date plus one basis for daily net asset value calculations. However, for financial reporting purposes, investment security transactions are reported on trade date. Interest income is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date net of foreign withholding taxes. Certain dividends from foreign securities may be recorded subsequent to the ex-dividend date as soon as the Fund is informed of such dividends. Realized gains and losses from investment transactions are recorded on an identified cost basis.

B. Purchases and Sales of Securities

During the six months ended March 31, 2004, purchases and sales of investment securities (excluding short-term investments) aggregated $40,164,391 and $51,433,697, respectively.

C. Related Parties

Management Agreement. Under the Management Agreement with Deutsche Investment Management Americas Inc. ("DeIM" or the "Advisor"), the Advisor directs the investments of the Fund in accordance with its investment objectives, policies and restrictions. The Advisor determines the securities, instruments and other contracts relating to investments to be purchased, sold or entered into by the Fund. In addition to portfolio management services, the Advisor provides certain administrative services in accordance with the Management Agreement. The management fee payable monthly under the Management Agreement is equal to 1/12 of the annual rate of 0.65% of the Fund's average daily net assets which is then adjusted monthly upward or downward by a maximum of 0.20% based upon the performance for the immediately preceding twelve months of the Class A shares of the Fund as compared to the performance of the Standard & Poor's 500 Stock Index.

For the six months ended March 31, 2004, the Fund incurred a management fee as follows:

Base fee	$ 439,293
Performance adjustment	58,389
Total fees	$ 497,682

Effective October 1, 2003 through September 30, 2005, the Advisor has agreed to contractually waive all or a portion of its management fee and reimburse or pay certain operating expenses of the Fund to the extent necessary to maintain the operating expenses at 1.50%, 1.50%, 1.50% and 1.00% of average daily net assets for Class A, B, C and I, respectively (excluding certain expenses such as extraordinary expenses, taxes, brokerage, interest, Rule 12b-1 and/or service fees, trustees and trustee counsel fees and organizational and offering expenses).

Service Provider Fees.

Scudder Investments Service Company ("SISC"), an affiliate of the Advisor, is the transfer, dividend-paying agent and shareholder service agent for Class A, B, C and I shares of the Fund. Pursuant to a sub-transfer agency agreement between SISC and DST Systems, Inc. ("DST"), SISC has delegated certain transfer agent and dividend-paying agent functions to DST. The costs and expenses of such delegation are borne by SISC, not by the Fund. For the six months ended March 31, 2004, the amount charged to the Fund by SISC was as follows:

Service Provider Fee	Total Aggregated	Not Imposed	Unpaid at March 31, 2004
Class A	$ 170,649	$ -	$ 100,381
Class B	145,234	10,269	95,621
Class C	64,666	-	40,013
Class I	61	56	-
	$ 380,610	$ 10,325	$ 236,015

Prior to September 30, 2003, the fees outlined above were paid by the Advisor in accordance with the Administrative Agreement.

Distribution Service Agreement. Under the Distribution Service Agreement, in accordance with Rule 12b-1 under the 1940 Act, Scudder Distributors, Inc. ("SDI"), a subsidiary of the Advisor, receives a fee ("Distribution Fee") of 0.75% of average daily net assets of Class B and C shares. Pursuant to the agreement, SDI enters into related selling group agreements with various firms at various rates for sales of Class B and C shares. For the six months ended March 31, 2004, the Distribution Fee was as follows:

Distribution Fee	Total Aggregated	Unpaid at March 31, 2004
Class B	$ 164,239	$ 28,096
Class C	83,377	13,678
	$ 247,616	$ 41,774

In addition, SDI provides information and administrative services ("Service Fee") to Class A, B and C sharesholders at an annual rate of up to 0.25% of average daily net assets for each such class. SDI in turn has various agreements with financial services firms that provide these services and pays these fees based upon assets of shareholder accounts the firms service. For the six months ended March 31, 2004, the Service Fee was as follows:

Service Fee	Total Aggregated	Unpaid at March 31, 2004	Annualized Effective Rate
Class A	$ 91,604	$ 13,560.23%
Class B	54,746	10,618.25%
Class C	27,792	5,549.25%
	$ 174,142	$ 29,727

Underwriting Agreement and Contingent Deferred Sales Charge. SDI is the principal underwriter for the Fund. Underwriting commissions paid in connection with the distribution of Class A and Class C shares for the six months ended March 31, 2004 aggregated $8,547 and $11, respectively.

In addition, SDI receives any contingent deferred sales charge ("CDSC") from Class B share redemptions occurring within six years of purchase and Class C share redemptions occurring within one year of purchase. There is no such charge upon redemption of any share appreciation or reinvested dividends. The CDSC is based on declining rates ranging from 4% to 1% for Class B and 1% for Class C, of the value of shares redeemed. For the six months ended March 31, 2004, the CDSC for Class B and C shares aggregated $78,968 and $185, respectively. A deferred sales charge of up to 1% is assessed on certain redemptions of Class A shares. For the six months ended March 31, 2004, SDI received $60.

Trustees' Fees and Expenses. The Fund pays each Trustee not affiliated with the Advisor retainer fees plus specified amounts for attended board and committee meetings.

Scudder Cash Management QP Trust. Pursuant to an Exemptive Order issued by the SEC, the Fund may invest in the Scudder Cash Management QP Trust (the "QP Trust") and other affiliated funds managed by the Advisor. The QP Trust seeks to provide as high a level of current income as is consistent with the preservation of capital and the maintenance of liquidity. The QP Trust does not pay the Advisor a management fee for the affiliated funds' investment in the QP Trust.

D. Expense Off-Set Arrangement

The Fund has entered into an arrangement with its custodian whereby credits realized as a result of uninvested cash balances were used to reduce a portion of the Fund's custodian expenses. During the six months ended March 31, 2004, pursuant to the Administrative Agreement, the Administrative Fee was reduced by $12 for custodian credits earned.

E. Line of Credit

The Fund and several other affiliated funds (the "Participants") share in a $1.25 billion revolving credit facility administered by J.P. Morgan Chase Bank for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities. The Participants are charged an annual commitment fee which is allocated, based upon net assets, among each of the Participants. Interest is calculated at the Federal Funds Rate plus 0.5 percent. The Fund may borrow up to a maximum of 33 percent of its net assets under this agreement.

F. Share Transactions

The following table summarizes share and dollar activity in the Fund:

	Six Months Ended March 31, 2004		Year Ended September 30, 2003
	Shares	Dollars	Shares	Dollars
Shares sold
Class A	1,105,015	$ 14,244,792	2,527,115	$ 26,059,291
Class B	453,689	5,525,740	1,114,844	10,904,535
Class C	262,059	3,181,139	720,795	7,050,297
Class I	-	-	28,867	287,735
		$ 22,951,671		$ 44,301,858
Shares redeemed
Class A	(1,397,012)	$ (18,065,079)	(2,980,008)	$ (30,691,081)
Class B	(826,557)	(10,047,636)	(1,753,666)	(16,860,680)
Class C	(464,346)	(5,634,804)	(603,987)	(5,901,734)
Class I	(197)	(2,682)	(488,726)	(4,846,200)
		$ (33,750,201)		$ (58,299,695)
Net increase (decrease)
Class A	(291,997)	$ (3,820,287)	(452,893)	$ (4,631,790)
Class B	(372,868)	(4,521,896)	(638,822)	(5,956,145)
Class C	(202,287)	(2,453,665)	116,808	1,148,563
Class I	(197)	(2,682)	(459,859)	(4,558,465)
		$ (10,798,530)		$ (13,997,837)

G. Regulatory Matters and Litigation

Since at least July 2003, federal, state and industry regulators have been conducting ongoing inquiries and investigations ("inquiries") into the mutual fund industry, and have requested information from numerous mutual fund companies, including Scudder Investments. We are unable to determine what the outcome of these inquiries will be or what the effect, if any, would be on the funds or their advisers. Publicity about mutual fund practices arising from these industry wide inquiries serve as the general basis of a number of private lawsuits against the Scudder Funds. These lawsuits, which previously have been reported in the press, involve purported class action and derivative lawsuits, making various allegations and naming as defendants various persons, including certain Scudder funds, Deutsche Asset Management ("DeAM") and its affiliates, certain individuals, including in some cases Fund Trustees/Directors, and other parties. DeAM has undertaken to bear all liabilities and expenses incurred by the Scudder funds in connection with these lawsuits, or other lawsuits or regulatory actions that may be filed making allegations similar to these lawsuits regarding fund valuation, market timing, revenue sharing or other subjects of the pending inquiries. Based on currently available information, DeAM believes the likelihood that the pending lawsuits will have a material adverse financial impact on a Scudder fund is remote and such actions are not likely to materially affect its ability to perform under its investment management agreements with the Scudder funds.

Account Management Resources

Automated Information Lines

ScudderACCESS (800) 972-3060

Personalized account information, information on other Scudder funds and services via touchtone telephone and for Classes A, B, and C only, the ability to exchange or redeem shares.

Web Site

scudder.com

View your account transactions and balances, trade shares, monitor your asset allocation, and change your address, 24 hours a day.
Obtain prospectuses and applications, blank forms, interactive worksheets, news about Scudder funds, subscription to fund updates by e-mail, retirement planning information, and more.

For More Information	(800) 621-1048 To speak with a Scudder service representative.
Written Correspondence	Scudder Investments PO Box 219356 Kansas City, MO 64121-9356
Proxy Voting	A description of the fund's policies and procedures for voting proxies for portfolio securities can be found on our Web site - scudder.com (type "proxy voting" in the search field) - or on the SEC's Web site - www.sec.gov. To obtain a written copy without charge, call us toll free at (800) 621-1048.

Principal Underwriter	If you have questions, comments or complaints, contact: Scudder Distributors, Inc. 222 South Riverside Plaza Chicago, IL 60606-5808 (800) 621-1148

	Class A	Class B	Class C
Nasdaq Symbol	KGGAX	KGGBX	KGGCX
CUSIP Number	81111M-107	81111M-206	81111M-305
Fund Number	73	273	373

Privacy Statement

This privacy statement is issued by Deutsche Investment Management Americas Inc., Deutsche Asset Management, Inc., Scudder Distributors, Inc., Scudder Investor Services, Inc., Scudder Trust Company and the Scudder Funds.

We never sell customer lists or individual client information. We consider privacy fundamental to our client relationships and adhere to the policies and practices described below to protect current and former clients' information. Internal policies are in place to protect confidentiality, while allowing client needs to be served. Only individuals who need to do so in carrying out their job responsibilities may access client information. We maintain physical, electronic and procedural safeguards that comply with federal standards to protect confidentiality. These safeguards extend to all forms of interaction with us, including the Internet.

In the normal course of business, clients give us nonpublic personal information on applications and other forms, on our websites, and through transactions with us or our affiliates. Examples of the nonpublic personal information collected are name, address, Social Security number and transaction and balance information. To be able to serve our clients, certain of this client information is shared with affiliated and nonaffiliated third party service providers such as transfer agents, custodians, and broker-dealers to assist us in processing transactions and servicing your account with us. In addition, we may disclose all of the information we collect to companies that perform marketing services on our behalf or to other financial institutions with which we have joint marketing agreements. The organizations described above that receive client information may only use it for the purpose designated by the Scudder Companies listed above.

We may also disclose nonpublic personal information about you to other parties as required or permitted by law. For example, we are required or we may provide information to government entities or regulatory bodies in response to requests for information or subpoenas, to private litigants in certain circumstances, to law enforcement authorities, or any time we believe it necessary to protect the firm.

Questions on this policy may be sent to:

Scudder Investments
Attention: Correspondence - Chicago
P.O. Box 219415
Kansas City, MO 64121-9415

August 2003

Notes

ITEM 2.         CODE OF ETHICS.

                        Not applicable.

ITEM 3.         AUDIT COMMITTEE FINANCIAL EXPERT.

                        Not applicable.

ITEM 4.         PRINCIPAL ACCOUNTANT FEES AND SERVICES.

                        Not applicable.

ITEM 5.         [RESERVED]

ITEM 6.         [RESERVED]

ITEM 7.         DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR
                CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

                        Not applicable.

ITEM 8.         [RESERVED]

ITEM 9.         SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

The primary function of the Nominating and Governance Committee is to identify and recommend individuals for membership on the Board and oversee the administration of the Board Governance Procedures and Guidelines. Shareholders
may recommend candidates for Board positions by forwarding their correspondence by U.S. mail or courier service to the Fund's Secretary for the attention of the
Chairman of the Nominating and Governance Committee, Two International Place,
Boston, MA 02110. Suggestions for candidates must include a resume of the candidate.

ITEM 10.        CONTROLS AND PROCEDURES.

(a) The Chief Executive and Financial  Officers  concluded that the Registrant's
Disclosure  Controls and Procedures are effective based on the evaluation of the
Disclosure  Controls  and  Procedures  as of a date within 90 days of the filing date of this report.

Fund management has previously  identified a significant  deficiency relating to the  overall  fund  expense  payment and accrual  process.  This matter  relates primarily to a bill payment  processing  issue.  There was no material impact to shareholders,  fund net asset  value,  fund  performance  or the accuracy of any fund's  financial  statements.  Fund  management  discussed this matter with the
Registrant's Audit Committee and auditors,  instituted  additional procedures to enhance its internal controls and will continue to develop  additional  controls and redesign work flow to strengthen the overall control environment  associated with the processing and recording of fund expenses.

(b)  There  have been no  changes  in the  registrant's  internal  control  over financial  reporting that occurred  during the filing period that has materially affected,  or is  reasonably  likely  to  materially  affect,  the  registrant's internal controls over financial reporting.

ITEM 11.        EXHIBITS.

(a)(1)   Certification  pursuant to Rule 30a-2(a) under the  Investment  Company
         Act of 1940 (17 CFR  270.30a-2(a))  is filed  and  attached  hereto  as
         Exhibit 99.CERT.

(b)      Certification  pursuant to Rule 30a-2(b) under the  Investment  Company
         Act of 1940 (17 CFR  270.30a-2(b))  is furnished and attached hereto as
         Exhibit 99.906CERT.

Form N-CSR Item F

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the
Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Registrant:                         Scudder Aggressive Growth Fund

By:                                 Richard T. Hale
                                    ---------------------------
                                    Richard T. Hale
                                    Chief Executive Officer

Date:                               May 28, 2004
                                    ---------------------------

Pursuant to the requirements of the Securities Exchange Act of 1934 and the
Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

Registrant:                          Scudder Aggressive Growth Fund

By:                                 Richard T. Hale
                                    ---------------------------
                                    Richard T. Hale
                                    Chief Executive Officer

Date:                               May 28, 2004
                                    ---------------------------

By:                                 Charles A. Rizzo
                                    ---------------------------
                                    Charles A. Rizzo
                                    Chief Financial Officer

Date:                               May 28, 2004
                                    ---------------------------